UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 31, 2004

STAR SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15234	52-1402131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 LIBERTY WAY

CHESTER, VIRGINIA 23836

(Address of principal executive offices, including zip code)

(804) 530-0535

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 9, 2004, Star Scientific, Inc. (the “Company”) filed with the Securities and Exchange Commission a registration statement on Form S-3 (File No. 333-118054), as amended by Amendment No. 1 filed on August 20, 2004 (collectively, the “Registration Statement”), relating to the registration under the Securities Act of 1933, as amended, of shares of $0.0001 par value Common Stock of the Company (“Common Stock”) with an aggregate offering price of $25,000,000, which Registration Statement was declared effective on August 20, 2004.

Attached as Exhibit 5.1 hereto is an opinion issued by the Company’s General Counsel in connection with the offering of 1,510,000 shares of Common Stock under the Registration Statement with an aggregate offering price of $6,795,000.

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Item	9.01. Financial Statements and Exhibits

(a)	Financial Statements.

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits:

5.1	Opinion of Company’s General Counsel.

23.1	Consent of Company’s General Counsel.
(included as part of Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR SCIENTIFIC, INC.

Date: August 31, 2004	By:	/s/ Paul L. Perito
Paul L. Perito
Chairman of the Board, President and Chief Operating Officer

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